UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐ Preliminary Proxy Statement

☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐ Definitive Proxy Statement

☒ Definitive Additional Materials

☐ Soliciting Material Pursuant to §240.14a-12

EyePoint Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required

☐ Fee paid previously with preliminary materials

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

MMMMMMMMMMMM C 1234567890 ENDORSEMENT_LINE SACKPACK MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 Online Go to www.envisionreports.com/EYPT or scan the QR code — login details are located in the shaded bar below. Important Notice Regarding the Availability of Proxy Materials for the EyePoint Pharmaceuticals, Inc. Stockholder Meeting to be Held on June 18, 2025 Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important! This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Our 2025 Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024 are available at: Easy Online Access — View your proxy materials and vote. Step 1: Go to www.envisionreports.com/EYPT. Step 2: Click on Cast Your Vote or Request Materials. Step 3: Follow the instructions on the screen to log in. Step 4: Make your selections as instructed on each screen for your delivery preferences. Step 5: Vote your shares. When you go online, you can also help the environment by consenting to receive electronic delivery of future materials. Obtaining a Copy of the Proxy Materials – If you want to receive a copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. Please make your request as instructed on the reverse side on or before June 8, 2025 to facilitate timely delivery. 2 N O T C O Y 044OSD The 2025 Annual Meeting of Stockholders of EyePoint Pharmaceuticals, Inc. will be held on June 18, 2025 at 9:00 a.m. Eastern Time, virtually via the internet at meetnow.global/MKG6HRF. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form. Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommend a vote FOR ALL the director nominees listed in proposal 1, FOR proposals 2, 3, and 5, and 1 YEAR in proposal 4: 1. Election of Directors: 01 - Göran Ando, M.D. 02 - Jay S. Duker, M.D. 03 - Nancy Lurker 04 - John B. Landis, Ph.D. 05 - Wendy DiCicco 06 - Karen Zaderej 07 - Stuart Duty 08 - Fred Hassan 09 - Reginald Sanders, M.D. 2. To approve Amendment No. 2 to the EyePoint Pharmaceuticals, Inc. 2023 Long-Term Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 2,900,000 shares. 3. To approve, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the accompanying proxy statement. 4. To vote, on an advisory basis, on the frequency of advisory stockholder votes on the compensation paid to our named executive officers. 5. To ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025. PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must go online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you. Here’s how to order a copy of the proxy materials and select delivery preferences: Current and future delivery requests can be submitted using the options below. If you request an email copy, you will receive an email with a link to the current meeting materials. PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a copy of the proxy materials. — Internet – Go to www.envisionreports.com/EYPT. Click Cast Your Vote or Request Materials. — Phone – Call us free of charge at 1-866-641-4276. — Email – Send an email to investorvote@computershare.com with “Proxy Materials EyePoint Pharmaceuticals, Inc.” in the subject line. Include your full name and address, plus the number located in the shaded bar on the reverse side, and state that you want a paper copy of the meeting materials. To facilitate timely delivery, all requests for a paper copy of proxy materials must be received by June 8, 2025.